UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Preliminary Information Statement

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☐ Definitive Information Statement

Medical Billing Assistance, Inc.
(Name of Registrant as Specified In Its Charter)

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Andrea Cataneo, Esq.
Sichenzia Ross Friedman Ference LLP
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New York, NY 10006
Fax: 212-930-9725

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MEDICAL BILLING ASSISTANCE, INC.
709 S. Harbor City Blvd., Suite 250
Melbourne, FL 32901

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the holders of more than a majority of the issued and outstanding shares of common stock of Medical Billing Assistance, Inc., a Colorado corporation (the “Company” “we”, “us,” or “our”), have approved the following actions without a meeting of stockholders in accordance with Section 7-108-202 of the Business Corporation Act of the State of Colorado:

(i) Approval of an Agreement and Plan of Merger with First Choice Healthcare Solutions, Inc., a Delaware corporation formed exclusively for the purposing of merging with the Company (“FCHS Delaware”), pursuant to which the Company will merge with and into FCHS Delaware, such that (i) the Company’s state of incorporation will change from Colorado to Delaware, (ii) the Company’s name will change from Medical Billing Assistance, Inc. to First Choice Healthcare Solutions, Inc., and (iii) every four shares of Company common stock will be exchanged for one share of FCHS Delaware common stock (effectively resulting in a four-for-one reverse split of the Company’s common stock).

    (ii) Approval of the Medical Billing Assistance, Inc. 2011 Incentive Stock Plan.

The enclosed Information Statement contains information pertaining to the matters acted upon.

      WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

	By	Order of the Board of Directors
Chris Romandetti
Chief Executive Officer and Director
February __, 2012

Medical Billing Assistance, Inc.
709 S. Harbor City Blvd., Suite 250
Melbourne, FL 32901

INFORMATION STATEMENT

Action by Written Consent of Stockholders

GENERAL INFORMATION

      WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished in connection with the action by written consent of stockholders taken without a meeting of a proposal to approve the actions described in this Information Statement. We are mailing this Information Statement to our stockholders on or about February  , 2012.

What action was taken by written consent?

We obtained stockholder consent for (i) the approval of an agreement and plan of merger (the “Merger Agreement”) with First Choice Healthcare Solutions, Inc., a Delaware corporation formed exclusively for the purposing of merging with the Company (“FCHS Delaware”), pursuant to which (a) the Company’s state of incorporation will change from Colorado to Delaware (the “Reincorporation”) (b) the Company’s name will change from Medical Billing Assistance, Inc. to First Choice Healthcare Solutions, Inc. (the “Name Change”), and (c) every four shares of Company common stock will be exchanged for one share of FCHS Delaware common stock (effectively resulting in a four-for-one reverse split of the Company’s common stock) (the “Reverse Split”), and (ii) the approval of the Medical Billing Assistance, Inc. 2011 Incentive Stock Plan.

How many shares of common stock were issued and outstanding on February 13, 2012?

On February 13, 2012, the date we received the consent of the holders of more than a majority of our outstanding shares of common stock, there were 49,716,000 shares of common stock issued and outstanding.

What vote was obtained to approve the Merger Agreement and the 2011 Incentive Stock Plan?

We obtained the approval of the holders of 30,200,000 issued and outstanding shares of common stock, or approximately 60.7% of the total issued and outstanding common stock. These 30,200,000 shares consist of 23,000,000 shares held by GIRTFT LLC and 7,200,000 shares held by Marina Towers Holdings, LLC. GIRTFT LLC and Marina Towers Holdings, LLC are entities controlled by Chris Romandetti, our Chief Executive Officer and director.

Who is paying the cost of this Information Statement?

We will pay for preparing, printing and mailing this Information Statement. Our costs are estimated at approximately $10,000.

SUMMARY TERM SHEET

The following is a summary of certain information contained in this document. You should carefully review this entire document along with the annexes attached hereto to understand the contents fully.

●
The Merger (See pages 5-7):  Pursuant to an Agreement and Plan of Merger with First Choice Healthcare Solutions, Inc., a newly formed Delaware corporation formed exclusively for the purposing of merging with the Company (“FCHS Delaware”), the Company will merge with and into FCHS Delaware (the “Merger”), such that (i) the Company’s state of incorporation will change from Colorado to Delaware (the “Reincorporation”), (ii) the Company’s name will change from Medical Billing Assistance, Inc. to First Choice Healthcare Solutions, Inc. (the “Name Change”), and (iii) every four shares of Company common stock will be exchanged for one share of FCHS Delaware common stock (effectively resulting in a four-for-one reverse split of the Company’s common stock) (the “Reverse Split”).

•
Our Reasons for the Reincorporation, Name Change and Reverse Split (See pages 6 and 12):  The primary reason for the Reincorporation is to obtain the benefits of Delaware’s comprehensive, widely used and extensively interpreted corporation law. The reason for the name change is that we believe First Choice Healthcare Solutions, Inc. more accurately reflects the Company’s business. The Merger is intended to help increase the per share stock price. We believe that a stock with a higher price per share will generate greater interest among professional investors and institutions. If we are successful in generating interest among such entities, we anticipate that our common stock would have greater liquidity and a stronger investor base

•
Effect of the Merger and Reincorporation (See pages 6-7):  As a result of the Merger,  the Company will be incorporated in Delaware under the name of First Choice Healthcare Solutions, Inc. The Merger will not change our headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth. The current directors and officers of the Company are also the current directors and officer of FCHS Delaware and will remain FCHS’s directors and officers following effectiveness of the Merger. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the Merger. The immediate effect of the Reverse Split will be to reduce the number of shares of common stock outstanding, and to increase the trading price of the common stock. However, the effect of any reverse stock split upon the market price of the common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied.

●
What You Will Receive in the Merger and Reverse Split (See pages 11-14):  The Company anticipates that its transfer agent will act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the Effective Time, shareholders will be notified of the effectiveness of the Reverse Split. Shareholders of record will receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the Reverse Split. Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their certificates. Instead, the holder of the certificate will be contacted.

●
Effect of the Merger and Reverse Split on the Trading of Your Shares of Common Stock (See page 7):  At the Effective Time of the Merger, your shares of common stock will become one-quarter the number of common shares of FCHS Delaware and will continue to be quoted on the Over-the-Counter Bulletin Board under the symbol “FCHS”.

●
Dissenters’ Rights (See page 11):  Because the shares of the Company’s common stock are not listed on a national securities exchange, the holders of such shares are entitled to dissenters’ rights under Colorado law in connection with the Merger.

●
Tax Effects of the Merger (See page 10):  We believe the Merger will be tax-free to our shareholders and you will be entitled to the same aggregate basis in the shares of FCHS Delaware as the aggregate basis you have in our common stock. Everyone’s tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the Merger.

●
Changes in Shareholder Rights (See pages 7-10):  After completion of the Merger, the rights of all shareholders will be governed by Delaware law and by FCHS’s Delaware Certificate of Incorporation and Bylaws. The most significant changes in shareholders’ rights before and after the Merger are discussed in detail in “Comparison of Shareholder Rights Before and After the Merger.”

APPROVAL OF MERGER AGREEMENT TO EFFECT REINCOPRORATION, NAME CHANGE AND REVERSE SPLIT

The following is a description of the material provision of the Merger Agreement and the effects of the Reincorporation, Name Change and Reverse Split.

General

We conduct our operations through our wholly-owned subsidiaries, FCID Medical, Inc. a Florida corporation (“FCID Medical”), and FCID Holdings, Inc., a Florida corporation (“FCID Holdings”), each of which we acquired in December 2010. We have real estate holdings through FCID Holdings, Inc., under which Marina Towers, LLC is wholly-owned subsidiary. We are focusing the majority of our efforts on the planned business of FCID Medical. FCID Medical’s strategic plan is to provide medical practices with cost effective management and operations while providing excellent healthcare and fully complying with governmental regulations, guidelines and industry standards.  We are also pursuing the expansion of our business to include new medical avenues, including but not limited to, cancer research and diagnostics, electronic medical records, and evaluating cancer treatment options.

Our Board of Directors and the holders of a majority of our outstanding shares of common stock have approved an agreement and plan of merger (the “Merger Agreement”) with First Choice Healthcare Solutions, Inc., a newly formed Delaware corporation formed exclusively for the purposing of merging with the Company (“FCHS Delaware”), pursuant to which the Company will merge with and into FCHS Delaware (the “Merger”), such that (i) the Company’s state of incorporation will change from Colorado to Delaware (the “Reincorporation”), (ii) the Company’s name will change from Medical Billing Assistance, Inc. to First Choice Healthcare Solutions, Inc. (the “Name Change”), and (iii) every four shares of Company common stock will be exchanged for one share of FCHS Delaware common stock (effectively resulting in a four-for-one reverse split of the Company’s common stock) (the “Reverse Split”). The Merger, and consequently the Reincorporation, Name Change, and Reverse Split will become effective upon filing Articles of Merger with the Colorado Secretary of State and a Certificate of Merger with the Delaware Secretary of State (the “Effective Time”). We will file the Articles of Merger and Certificate of Merger approximately (but not less than) 20 days after the definitive Information Statement is mailed to stockholders. A copy of the Merger Agreement is attached to this Information Statement as Annex A. A copy of the Certificate of Incorporation of FCHS Delaware (which will be the Certificate of Incorporation of the Company effective as of the Effective Time) is attached to this Information Statement as Annex B. A copy of the Bylaws of FCHS Delaware (which will be the Bylaws of the Company effective as of the Effective Time) is attached to this Information Statement as Annex C.

No Change in Business, Jobs, Physical Location, Etc.

The Merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under “—Comparison of Shareholder Rights Before and After the Merger.” However, the Merger will not result in any change in our headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the Merger. None of our subsidiaries will be changing their respective states of organization in connection with the Merger. At the Effective Time of the Merger, your shares of Company common stock will be converted into shares of FCHS Delaware common stock in accordance with the Reverse Split.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The Delaware General Corporation Law (the “DGCL”) is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Colorado Business Corporation Act (the “CBCA”).

In addition, Delaware has established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law interpreting Delaware corporate laws, with multiple cases concerning areas that no Colorado court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Reincorporation from Colorado to Delaware may also make it easier to attract future candidates willing to serve on our Board of Directors, because many such candidates are already familiar with Delaware corporate law from their past business experience

Reasons for the Name Change

The Board of Directors believes that “First Choice Healthcare Solutions, Inc.” more accurately reflects the Company’s business, in light of our recent acquisition of FCID Medical and FCID Holdings as well as the planned expansion of our business activities to include other medical practices and new medical avenues as noted above.

FCHS Delaware

First Choice Healthcare Solutions, Inc. was incorporated under the DGCL on December 14, 2011, exclusively for the purpose of merging with the Company. The address and phone number of FCHS Delaware’s principal office are the same as those of the Company. Prior to the Effective Time, FCHS Delaware will have had no material assets or liabilities and will not have carried on any business.

Upon the Effective Time of the Merger, your rights will be governed by the DGCL and the Certificate of Incorporation and Bylaws of FCHS Delaware. FCHS Delaware’s Certificate of Incorporation and Bylaws are attached to this Information Statement as Annexes B and C, respectively.

The Merger Agreement

The Merger Agreement provides that the Company will merge with and into FCHS Delaware, with FCHS Delaware being the surviving corporation. Pursuant to the Merger, FCHS Delaware will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts. Our existing Board of Directors and officers will become the Board of Directors and officers of FCHS Delaware for identical terms of office. Our existing subsidiaries will become the subsidiaries of FCHS Delaware.

At the Effective Time of the Reincorporation, each outstanding share of common stock of the Company, with respect to which dissenters’ rights are not validly perfected, automatically will be converted into one share of common stock, par value $0.001, of FCHS Delaware, and such shares will continue to be quoted on the Over-the-Counter Bulletin Board under the symbol “FCHS” (in anticipation of the Name Change, the Company requested and received a change in its trading symbol from “MDBL”, which symbol change was effective December 14, 2011).

Pursuant to the Merger, FCHS Delaware will assume all of the Company’s obligations under the Company’s 2011 Incentive Stock Plan.

The Merger Agreement, and consequently the Reincorporation and Name Change, was unanimously approved by the Board of Directors of the Company and the Board of Directors of FCHS Delaware and subsequently was adopted by the holders of a majority of the issued and outstanding shares of common stock of the Company. FCHS Delaware has not issued any stock to date and thus has no shareholders.

Effective Time

The Merger, and consequently the Reincorporation , Name Change and Reverse Split, will become effective upon filing Articles of Merger with the Colorado Secretary of State and a Certificate of Merger with the Delaware Secretary of State. However, the Merger Agreement may be terminated and abandoned by action of the Board of Directors of the Company at any time prior to the Effective Time of the Merger, despite the approval by the shareholders of the Company, if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of the Company and its shareholders.

Comparison of Shareholder Rights Before and After the Merger

Because of differences between the CBCA and the DGCL, as well as some changes to the charter and bylaws, the Reincorporation will change some rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the Reincorporation, as a result of the differences among the CBCA and the DGCL, the Articles of Incorporation of and Bylaws of the Company (the “Colorado Charter” and “Colorado Bylaws”), and the Certificate of Incorporation and Bylaws of FCHS Delaware (the “Delaware Charter” and “Delaware Bylaws”). In addition to the changes described below, certain technical changes have been made to the Delaware Charter and Bylaws in comparison to the Colorado Charter and Bylaws to reflect non-material differences between the DGCL and the CBCA and to conform to best practices in corporate governance. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Charter and Bylaws, the DGCL, and the Delaware Charter and Bylaws.

Medical Billing Assistance, Inc. (Colorado)	First Choice Healthcare Solutions, Inc. (Delaware)

NOTICE OF ADJOURNMENT AND OTHER ACTIONS.

Consistent with the CBCA, the Colorado Bylaws require that (i) if the authorized shares of the Company are to be increased, at least 30 days' notice shall be given to the shareholders of record and (ii) if a shareholder meeting is adjourned for more than 120 days (in which case a new record date is to be fixed by the Board of Directors of the Company), notice shall be given to record holders as of the new record date.
The Delaware Bylaws provide for the same notice requirements as the Colorado Bylaws, except that the set notice period for an increase in the authorized shares was eliminated because Delaware does not require a set notice period notice and the 120-day notice in the case of adjournments was changed to a 30-day notice to reflect Delaware law.

ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE THE ANNUAL MEETING

The Colorado Bylaws did not specify whether a shareholder must give advance notice of business to be brought before the annual meeting.	The Delaware Bylaws provide that a stockholder may propose business to be brought before an annual meeting only if such stockholder has given timely notice to the Secretary of the corporation in proper written form of the stockholder’s intent to propose such business.

RECORD DATE

Under the CBCA, with respect to all actions requiring the fixing of a record date (including distributions) other than a shareholder action by written consent, the record date is not to be more than 70 days before the meeting or action requiring a determination of shareholders. With respect to a shareholder action by written consent, the record date is the date on which a writing upon which the action is taken is first received by the Company.	Under the DGCL, (i) the record date is not to precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, (ii) when applicable, the record date is not to be more than 60 days before the meeting or action requiring determination of stockholders, except in the case of an action by written consent, the record date for which must be not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the board of directors, and (iii) in the case of a stockholder meeting, in addition to the maximum limit of the record date being not more than 60 days before the meeting, a minimum limit applies to the record date of not less than 10 days before the meeting.

INDEMNIFICATION

The Colorado Bylaws require indemnification of directors and officers, except in relation to matters as to which that person was finally adjudged to be liable for willful misconduct, willful neglect, or gross negligence.

In addition, as required by the CBCA, the Company is required to give shareholders, with or before the notice for the next shareholders’ meeting, a notice of all indemnification of, or advancement of expenses to, directors of the Company in connection with a proceeding by or in the right of the corporation.

The Delaware Bylaws provide that our officers and directors are to be indemnified to the fullest extent permitted by Delaware law. The Delaware Bylaws are similar to the Colorado Bylaws with respect to mandatory indemnification of directors and officers to the fullest extent authorized by the DGCL, including the requirement (as set forth in the DGCL) to act in good faith and in a manner reasonably believed to be in the best interests of the corporation.

The Delaware Charter and Bylaws do not contain the requirement of a notice to stockholders in the event of indemnification of, or advancement of expenses to, directors of the corporation in connection with a proceeding by or in the right of the corporation.

CHARTER AMENDMENTS

Under the CBCA, amendments to the Colorado Charter, other than ministerial amendments authorized by the directors without shareholder action, may be proposed by the Board of Directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The Board of Directors must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the Board of Directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders.

Amendments to the Delaware Charter generally require that the Board of Directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

AMENDMENT TO THE BYLAWS

The Colorado Bylaws provide that the Board of Directors may amend, restate or repeal the bylaws by the affirmative vote of the majority of the full board.	The Delaware Bylaws provide that the Board of Directors may amend, restate or repeal the bylaws at any meeting by a majority of the directors present at a meeting at which there is a quorum.

DISSOLUTION

Under the CBCA, the Board of Directors may submit a proposal of voluntary dissolution of the Company to the shareholders entitled to vote thereon. The Board of Directors must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the Board of Directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders.

Under the DGCL, FCHS Delaware will be subject to the same voting requirement with respect to a dissolution if the Board of Directors of FCHS Delaware initially approves the dissolution of FCHS Delaware. Dissolution of FCHS Delaware may also be authorized without action of the directors if all the stockholders entitled to vote thereon shall consent in writing.

DIVIDENDS

The Colorado Charter permits the Board of Directors to declare dividends from funds legally available for that purpose. This provision is subject to the CBCA requirement that the payment of distributions is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend. Colorado law dispenses with the concepts of par value of shares as well as statutory definitions of capital and surplus, and therefore the foregoing limitation is the only limitation with respect to the declaration of dividends by the Board of Directors.

The Delaware Bylaws permit the Board of Directors to declare dividends from funds legally available for that purpose. This provision is subject to the DGCL requirement that permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. The DGCL defines surplus as the excess of the net assets of the corporation over the capital of the corporation. Unless the corporation’s Board of Directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the shares of stock having par value.

EXAMINATION OF BOOKS AND RECORDS

Under the CBCA, any record or beneficial shareholder of the Company may, upon 5 days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon 5 days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of Board of Directors, if the shareholder either (i) has been a shareholder for at least 3 months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

The inspection rights of the stockholders are generally the same under the DGCL and the CBCA, except: (i) there is no requirement that a stockholder has been a stockholder for at least 3 months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if the corporation refuses to permit inspection or does not reply to the demand within 5 business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

BUSINESS COMBINATION STATUTE

The CBCA does not contain any business combination provisions.
Section 203 of the DGCL provides for a three-year moratorium on certain business combinations with “interested stockholders” (generally, persons who own, individually or with or through other persons, 15% or more of the corporation’s outstanding voting stock).

DISSENTERS’ (APPRAISAL) RIGHTS
Under the CBCA, shareholders are entitled to exercise dissenters’ appraisal rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided.

The DGCL provides appraisal rights in the case of a stockholder objecting to certain mergers or consolidations. The DGCL does not require, and the Delaware Charter does not grant, appraisal rights in a sale, lease or exchange of all or substantially all of a corporation’s assets.

DERIVATIVE ACTIONS

Under the CBCA, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants’ reasonable expenses attributable to the defense of such action, exclusive of attorney’s fees. In addition, the Company may, at any time before final judgment, require the plaintiff to give a security for the costs and reasonable expenses which may be incurred by the Company or other parties named as defendants in the defense of such action, but not including attorney’s fees, if the shareholder instituting the action holds less than 5% of the outstanding shares of the Company, unless the shares so held have a market value in excess of $25,000. If the court then finds that the action was instituted without cause, the corporation may have recourse to such security in the amount determined by the court.

The DGCL’s requirements for bringing derivative actions are substantially similar to those contained in the CBCA, except that the DGCL does not impose (i) the reasonable cause requirement and (ii) the security requirement imposed by the CBCA.

FRANCHISE TAX

There is no franchise tax in Colorado.	The DGCL requires corporations to pay franchise tax annually (current maximum is $165,000 a year).

Federal Income Tax Consequences of the Reincorporation

The following discussion addresses the material federal income tax consequences of the Merger that are applicable to shareholders of the Company. The discussion does not deal with all federal income tax consequences that may be relevant to a particular shareholder, or any foreign, state or local tax considerations. Accordingly, shareholders are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the Merger

The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the Merger.

The Company believes that the Merger and the Reincorporation will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the shareholders upon consummation of the Merger; (ii) the aggregate tax basis of shares of FCHS Delaware common stock received in the Reincorporation will be the same as the aggregate tax basis of shares of the Company common stock exchanged in the Merger; and (iii) the holding period of the shares of FCHS Delaware common stock received in the Merger will include the period for which shares of the Company common stock were held.

Accounting Treatment of the Merger

For accounting purposes, the Company will be considered the accounting acquirer and FCHS Delaware will be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company as of and for all periods through the date of this Information Statement will be treated as the financial statements of FCHS Delaware.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Merger will be the filing of the Articles of Merger (including the Merger Agreement) with the Colorado Secretary of State and the filing of the Certificate of Merger with the Delaware Secretary of State.

Reasons for and Effects of the Reverse Split

As noted above, in connection with the Merger, every four shares of Company common stock (the “Old Shares”) will be exchanged for one share of FCHS Delaware common stock (the “New Shares”). As a result of the Reverse Split, the number of shares of common stock issued and outstanding will decrease from 49,716,000 to approximately 12,429,000. Since additional fractional shares may be issued in order to round up fractional shares, we do not know the exact number of New Shares that will be outstanding after the Reverse Split.

 Reasons for the Reverse Split

The Company’s common stock is quoted on the Over-the-Counter Bulletin Board under the symbol “FCHS”. As of February 10, 2012, the last reported closing price of the Company’s Common Stock was $0.81. The Reverse Split is intended to increase the per share stock price. We believe that if we are successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If we are successful in generating interest among such entities, we anticipate that our common stock would have greater liquidity and a stronger investor base.

In evaluating the Reverse Split, the Company's Board of Directors also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. The Board of Directors, however, determined that these negative factors were outweighed by the potential benefits.

Potential Effects of the Reverse Split

The immediate effect of the Reverse Split will be to reduce the number of shares of common stock outstanding. However, the effect of any reverse stock split upon the market price of the common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. We cannot assure you that the trading price of the common stock after the Reverse Split will rise in exact proportion to the reduction in the number of shares of the common stock outstanding as a result of the Reverse Split. Also, as stated above, the Company cannot assure you that a reverse stock split will lead to a sustained increase in the trading price of the Common Stock. The trading price of the common stock may change due to a variety of other factors, including the Company’s operating results, other factors related to the Company’s business, and general market conditions.

Effect on Ownership by Individual Shareholders

The New Shares issued pursuant to the Reverse Split will be fully paid and non-assessable. All New Shares will have the same voting rights and other rights as the Old Shares, subject to the effects of the Reincorporation as discussed above. Our stockholders do not have preemptive rights to acquire additional shares of common stock. The Reverse Split will not alter any shareholder’s percentage interest in our equity, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share, which will be rounded up to the next whole number of shares.

Effect on Options, Warrants and other Securities

All outstanding options, warrants and other securities entitling their holders to purchase shares of common stock will be adjusted as a result of the Reverse Split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the of 4 for 1 ratio.

Other Effects on Outstanding Shares

As stated above, subject to the effects of the Reincorporation as discussed above, the rights of the outstanding shares of common stock will remain the same after the Reverse Split.

The Reverse Split may result in some shareholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

 The Company’s common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Merger and the Reverse Split will not affect the registration of the Company’s common stock under the Exchange Act. FCHS Delaware will be considered the successor of the Company prior to the Reincorporation for purposes of Rule 12g-3 of the Securities Exchange Act of 1934, as amended.

Authorized Shares of Common Stock

The Merger and the Reverse Split will not change the number of authorized shares of the Company’s common stock, as the number of authorized shares of common stock under FCHS Delaware’s Certificate of Incorporation (which will become the Company’s Certificate of Incorporation at the Effective Time of the Merger) is the same as the number of authorized shares of common stock under the Company’s Articles of Incorporation). Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Under our Articles of Incorporation, our authorized capital stock consists of 100,000,000 shares of common stock, $0.001 par value per share, and 1,000,000 shares of preferred stock, par value $0.10 per share. The Company does not currently have any plans, proposal or arrangement to issue any of its authorized but unissued shares of common stock.

By increasing the number of authorized but unissued shares of common stock, the Reverse Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The Reverse Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  The Reverse Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business.  However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the Reverse Split with the intent that it be utilized as a type of anti-takeover device. The Company’s Articles of Incorporation and Bylaws, and FCHS Delaware’s Certificate of Incorporation and Bylaws, do not have any anti-takeover provisions.

Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Split. Instead, any fractional share resulting from the Reverse Split will be rounded up to the nearest whole share.

Accounting Consequences of Reverse Split

The par value of the common stock will remain unchanged at $0.001 per share after the Merger and Reverse Split. Also, the capital account of the Company will remain unchanged, and the Company does not anticipate that any other accounting consequences will arise as a result of the Reverse Split.

Federal Income Tax Consequences of Reverse Split

We believe that the United States federal income tax consequences of the Reverse Split to holders of common stock will be as follows:

     (i) Except as explained in (v) below with respect to fractional shares, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

     (ii) Except as explained in (v) below with respect to fractional shares, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefore.

     (iii) Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

     (iv) The conversion of the Old Shares into the New Shares will produce no taxable income or gain or loss to us.

     (v) The federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

Our opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE REFRENCED IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE STOCKHOLDER MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Procedure for Effecting the Reverse Split and Exchange of Stock Certificates

As noted above, the Merger, and consequently the Reincorporation, Name Change, and Reverse Split will become effective upon filing Articles of Merger with the Colorado Secretary of State and a Certificate of Merger with the Delaware Secretary of State, and the Reverse Split will become effective on the date of the filing. We will obtain a new CUSIP number for the new common stock effective at the time of the Reverse Split.

As of the Effective Time of the Reverse Split, each certificate representing shares of common stock before the Reverse Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the Reverse Split. All options, warrants, and other securities will also be automatically adjusted on the effective date.

The Company anticipates that its transfer agent will act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the Effective Time, shareholders will be notified of the effectiveness of the Reverse Split. Shareholders of record will receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the Reverse Split. Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their certificates. Instead, the holder of the certificate will be contacted.

No new certificates will be issued to a shareholder until the shareholder has surrendered the shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the Reverse Split will continue to be valid and will represent the adjusted number of shares based on the exchange ratio of the Reverse Split, rounded up to the nearest whole share. Shareholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

DISSENTERS’ RIGHTS

Colorado law provides for dissenters’ rights of appraisal for shareholders of the Company in connection with the Merger. Summarized below are the dissenters’ rights and the statutory procedures required to be followed in order to perfect such rights. A copy of Article 113 of the CBCA, which is the provision governing dissenters’ rights under the CBCA, is attached to this Information Statement as Annex D. The following summary is qualified in its entirety by reference to Article 113 of the CBCA, and such Article should be reviewed carefully by the shareholder. Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in loss of such dissenters’ rights by the dissenting shareholder.

A record shareholder of the Company may assert dissenters’ rights as to fewer than all of the shares of Company stock registered in such record shareholder’s name only if the record shareholder did not vote in favor of the Merger with respect to all shares beneficially owned by any one person.  A beneficial shareholder may assert dissenters’ rights as to the shares held on such beneficial shareholder’s behalf only if the beneficial shareholder caused the record shareholder to refrain from voting in favor of the Merger with respect to all shares owned by the beneficial shareholder.

Within ten days after the Effective Time of the Merger, the Company will provide a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under Article 113 of the CBCA.  A shareholder who receives a dissenters’ notice and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice, cause the Company to receive a payment demand and deposit the share certificates representing such dissenting holder’s shares of stock in the Company.

We will pay to the dissenting shareholder, if eligible, and if it has validly exercised its dissenters’ rights under Article 113 of the CBCA, the amount we estimate is the fair value of the dissenting holder’s shares plus interest at the rate provided in Article 113 of the CBCA from the Effective Time of the Merger until the payment date. We also will provide the information required by Article 113 of the CBCA to the dissenting shareholder entitled to receive payment.

If the shareholder has validly exercised dissenters’ rights under Article 113 of the CBCA and believes that (i) the amount offered or paid is less than the fair value of such holder’s shares or that the interest was incorrectly calculated, (ii) we have failed to make the payment within sixty days of the deadline for receiving payment demand, or (iii) we do not return deposited certificates when required to do so, the dissenting holder may give notice to us of such holder’s estimate of the fair market value of such holder’s shares and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder’s demand for payment remains unresolved, then we may, within sixty days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder’s shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such holder’s demand for payment.

APPROVAL OF MEDICAL BILLING ASSISTANCE, INC. 2011 INCENTIVE STOCK PLAN

We have adopted the Medical Billing Assistance, Inc. 2011 Incentive Stock Plan (the “2011 Plan”), in the form of Annex E hereto, pursuant to which 2,000,000 shares of our common stock are reserved for issuance as awards to employees, directors, consultants, and other service providers. The term of the 2011 Plan is ten years from January 6, 2012, its effective date. No grants have been made to date under the 2011 Plan.

The purpose of our 2011 Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons into our development and financial success. The 2011 Plan permits the grant of the following types of incentive awards:

●	Incentive Stock Options
●	Non-qualified stock options
●	Restricted Stock.

The 2011 Plan is administered by our Board of Directors or a committee of the Board of Directors consisting of at least two directors who qualify as “independent directors” under the rules of the NASDAQ Stock Market, “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and as “outside directors” under Section 162(m) of the Code. Our board of directors has not yet appointed a committee meeting the above qualifications.

Subject to the terms of the 2011 Plan, the Board of Directors as administrator has the sole discretion to select the directors, officers, employees, consultants and advisors who will receive awards, determine the terms and conditions of the awards, and interpret the provisions of the 2011 Plan and outstanding awards. Our Board of Directors generally may amend or terminate the 2011 Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our stockholders is required for any amendment which:

●	materially increases the number of shares subject to the 2011 Plan;
●	materially increases the benefits accruing to the participants;
●	materially modifies the requirements for eligibility for awards;
●	decreases the exercise price of an option to less than 100% of the Fair Market Value (as defined in the 2011 Plan) on the date of grant;
●	extends the term of any option beyond the limits currently provided by the 2011 Plan; or
●	reduces the exercise price of outstanding options or effects repricing through cancellations and regranting of new options

Subject to the foregoing, our 2011 Plan’s administrator also has authority to amend outstanding awards prospectively or retrospectively, but no such amendment shall impair the rights of any participant without such participant’s consent.

The number of shares of our common stock initially reserved for issuance under the 2011 Plan is 1,000,000.  If any award under the 2011 Plan is cancelled prior to its exercise or vesting in full, or if the number of shares subject to an award is reduced for any reason, the shares of our stock that are no longer subject to such award will be returned to the available pool of shares reserved for issuance under the 2011 Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2011 Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Grant of an Option.  The grant of an option is not expected to result in any taxable income for the recipient as of the date of the grant, except that in the event non-statutory options are granted with an exercise price lower than the then-current fair market value of the common stock, the difference between the exercise price and the then-current fair market value may be treated as deferred compensation income recognized as of the date the non-statutory options are granted.

Exercise of Incentive Stock Option.  The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that a tax liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction.

Exercise of Nonqualified Stock Option.  Generally, subject to Code Section 409A, upon exercising a nonqualified stock option, the award recipient must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price. The income will be treated as compensation income subject to payroll and withholding tax obligations. The Company would be entitled to a compensation deduction in the amount of income recognized by the award recipient.

Disposition of Shares Acquired Through an Option.  The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option.

Generally, the disposition of shares which were acquired by exercise of an incentive stock option will be taxable as long-term capital gain or loss if the award recipient disposes of the shares more than two years after the option was granted and at least one year after exercising the option. If the award recipient fails to satisfy the holding period requirements for treatment as an incentive stock option, a disposition will result in any gain being treated as compensation income subject to ordinary tax rates. If the award recipient is still an employee of the Company at the time of the disposition, the amount of gain treated as compensation will also be subject to payroll and withholding taxes.

If an award recipient disposes of shares acquired through the exercise of a nonqualified option, any gain or loss will be treated as a capital gain or loss. To the extent such shares have been held for at least one year after exercise of the nonqualified option, the gain or loss will be treated as long-term capital gain or loss.

Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the 2011 Plan may be subject to Code Section 409A and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

Application of Section 16 of the Securities Exchange Act of 1934.  Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

Delivery of Shares to Satisfy Tax Obligation.  Under the 2011 Plan, participants may deliver shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state tax obligations unless the Board provides to the contrary in the award agreement.

New Plan Benefits

Future awards under the 2011 Plan to our non-employee directors, executive officers and employees are made at the discretion of the Board of Directors. At this time, therefore, the benefits that may be received by our executive officers and other employees cannot be determined, and we have not included a table reflecting such benefits and awards.

Equity Compensation Plan Information

We had no equity compensation plans as of December 31, 2010.

Executive Compensation

No compensation was paid to our executive officers and directors during the years ended December 31, 2010 and 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

  The following sets forth the number of shares of our common stock beneficially owned by (i) each person who, as of February 13, 2012, was known by us to own beneficially more than five percent (5%) of its common stock; (ii) our individual officer and directors and (iii) our officers and directors as a group. A total of 49,716,000 common shares were issued and outstanding as of February 13, 2012.

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership(1)(2)		Percent of Class
Chris Romandetti (3)	30,200,000		60.7%

GIRTFT LLC (4)	23,000,000		46.2%

Marina Towers Holdings, LLC (5)	7,200,000		14.5%

Donald A. Bittar	0		0.0%

MedTRX Provider Network, LLC	7,500,000	(6)	13.1%

All Officers and Directors as a Group	30,200,000		60.7%
(two persons)

_______________

   (1) All ownership is beneficial and of record, unless indicated otherwise.
   (2) The Beneficial owner has sole voting and investment power with respect to the shares shown.
   (3) Mr. Romandetti’s beneficial ownership is solely through GIRTFT LLC and Marina Towers Holdings, LLC.
   (4) GIRTFT LLC is a trust for which Mr. Romandetti is the trustee.
   (5) Marina Towers Holdings, LLC is a limited liability company for which Mr. Romandetti is the Managing Member.
   (6) Represents shares issuable upon exercise of warrants with an exercise price of $0.90.

ADDITIONAL AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with such Act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the public reference facilities of the Securities and Exchange Commission at 100 F Street, N.E., Washington D.C. 20549 or may be accessed at www.sec.gov.

	By	Order of the Board of Directors
Chris Romandetti
Chief Executive Officer and Director
February __, 2012

Appendix A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), is made as of February 13, 2012, by and between Medical Billing Assistance, Inc.., a Colorado corporation (the "Company"), and First Choice Healthcare Solutions, Inc. a Delaware corporation ("FCHS," and together with the Company, the "Constituent Corporations").

This Merger Agreement has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with Section 252 of the General Corporation Law of the State of Delaware.

The authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $0.001 ("Company Common Stock") and 1,000,000 shares of preferred stock, par value $0.10 (“Company Preferred Stock”) and the authorized capital stock of FCHS consists of 100,000,000 shares of common stock, $0.001 par value ("FCHS Common Stock"), and 1,000,000 shares of preferred stock, $0.10 par value (“FCHS Preferred Stock”). The directors of the Constituent Corporations deem it advisable and to the advantage of said corporations that the Company merge into FCHS upon the terms and conditions provided herein.

The outstanding shares of the Company’s common stock are 49,716,000 and the outstanding shares of the Company’s preferred stock are 0.

The outstanding shares of FCHS’s common stock are 0 and the outstanding shares of FCHS’s preferred stock are 0.

NOW, THEREFORE, the parties hereby adopt the plan of reorganization encompassed by this Merger Agreement and hereby agree that the Company shall merge into FCHS on the following terms, conditions and other provisions:

1.  TERMS AND CONDITIONS

1.1 MERGER. The Company shall be merged with and into FCHS (the “Merger”), which shall be the surviving corporation effective upon the later of the filing of the Certificate of Merger under the Delaware General Corporation Law and the filing of the Statement of Merger under the Colorado Business Corporation Act (the “CBCA”) (the "Effective Date"). The respective obligation of each party hereto to effect the Merger is subject to receipt prior to the Effective Date of the requisite approval of this Agreement and the transactions contemplated hereby by the shareholders of the Company pursuant to the CBCA and the Articles of Incorporation and bylaws of the Company

1.2 SUCCESSION. On the Effective Date, FCHS shall succeed to all of the rights, privileges, powers, immunities and franchises and all the property, real, personal and mixed of the Company, without the necessity for any separate transfer.  FCHS shall thereafter be responsible and liable for all liabilities and obligations of the Company, and neither the rights of creditors nor any liens on the property of the Company shall be impaired by the merger.

1.3 COMMON STOCK OF THE COMPANY AND FCHS.  Upon the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their stockholders, (i) each four shares (other than shares ("Dissenting Shares") that are owned by shareholders ("Dissenting Shareholders") exercising dissenters' rights pursuant to Article 113 of the CBCA),  of Company Common Stock issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of FCHS Common Stock; and (ii) each share of FCHS Common Stock (if any) issued and outstanding immediately prior to the Effective Date shall be cancelled and returned to  the status of  authorized  but  unissued  shares, without the payment of any consideration therefor.

1.4 PREFERRED STOCK OF THE COMPANY AND FCHS.  Upon the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their stockholders, (i) each share of Company Preferred Stock (if any) issued and outstanding immediately prior to the Effective Date shall be changed and converted into and become one fully paid and nonassessable share of FCHS Preferred Stock; and (ii) each share of FCHS Preferred Stock (if any) issued and outstanding immediately prior to the Effective Date shall be cancelled and returned to  the status of  authorized  but  unissued  shares, without the payment of any consideration therefor.

1.5 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates that prior to that time represented shares of stock including preferred or common stock (other than Dissenting Shares) shall be deemed for all purposes to evidence ownership of and to represent the shares of FCHS into which the shares of the Company represented by such certificates have been converted as provided herein and shall be so registered on the books and records of FCHS or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to FCHS or its transfer agents, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of FCHS evidenced by such outstanding certificate as provided above.

1.6  OPTIONS.  On the Effective Date, FCHS will assume and continue the  stock option plans of the Company and any successor plan or plans, and the outstanding and unexercised portions of all options to buy Company Common Stock shall become options for one-quarter the number of  shares of FCHS Common Stock with no other changes in the terms and conditions of such options (except that the exercise price will be multiplied by four), and effective upon the Effective Date, FCHS hereby assumes  the outstanding and unexercised portions of  such options and the obligations of the Company with respect thereto.

1.7  ACTS, PLANS, POLICIES, AGREEMENTS, ETC.  All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of the Company, its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of FCHS and shall be as effective and binding thereon as the same were with respect to the Company.

1.8. DISSENTERS’ RIGHTS. No Dissenting Shareholder shall be entitled to Company Common Stock under this Article 1 unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Merger under the CBCA, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Article 113 of the CBCA with respect with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Company Common Stock pursuant to Section 1.3 hereof.

2.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1   CERTIFICATE OF INCORPORATION AND  BYLAWS.  The Certificate of Incorporation and Bylaws of FCHS as in effect immediately prior to the Effective Date shall remain the Certificate of Incorporation and Bylaws of FCHS after the Effective Date.

2.2  DIRECTORS AND OFFICERS.  On the Effective Date, the Board of Directors of FCHS will consist of the members of the Board of Directors of FCHS immediately prior to the Merger. The directors will continue to hold office as directors of FCHS for the same term for which they would otherwise serve as directors of FCHS. The individuals serving as executive officers of FCHS immediately prior to the Merger will serve as executive officers of FCHS upon the effectiveness of the Merger.

3.  MISCELLANEOUS

3.1 FURTHER ASSURANCES.  From time to time, and when required by FCHS or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate and necessary in order to vest or perfect, or to conform of record or otherwise, in FCHS the title to and possession of all the property, intents, assets,  rights, privileges, immunities, powers, franchises and authority of the Company and otherwise to carry out the purposes of this Merger Agreement, and  the directors and officers of the Company are fully authorized in the name and on  behalf of the Company or otherwise to take any and all such action and  to execute and deliver any and all such deeds and other instruments.

3.2  AMENDMENT.  At any time before or after approval by the stockholders of the Company, this Merger Agreement may be amended in any manner (except that any of the  principal terms may not  be amended without the approval of  the stockholders of the Company) as may be determined in the judgment determined in the judgment of the respective Boards of Directors of the Company and FCHS to be necessary, desirable or expedient in order to clarify the intention of the  parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

3.3 ABANDONMENT. At any time before the Effective Date, this Merger Agreement may be  terminated and the merger may be abandoned by the Board of Directors of each of the Constituent Corporations, notwithstanding the approval of this Merger Agreement by the stockholders of the Constituent Corporations, or the consummation of the merger may be deferred for a reasonable period if, in the opinion of the Board of Directors of the Constituent Corporations, such action  would be in the best interests of the Constituent Corporations.

3.4  GOVERNING LAW. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, this Agreement has been executed on the date set forth above.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC. A DELAWARE CORPORATION

By: Chris Romandetti
Title: Chief Executive Officer

MEDICAL BILLING ASSISTANCE, INC. A COLORADO CORPORATION

By: Chris Romandetti
Title: Chief Executive Officer

Annex B

CERTIFICATE OF INCORPORATION

OF

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

FIRST:  The name of the corporation is First Choice Healthcare Solutions, Inc.

SECOND:  The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, in the County of New Castle; and the registered agent of the corporation in the State of Delaware at such address is The Corporation Trust Company.

THIRD:  The nature of the business or purposes to be conducted or promoted by the corporation is: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of all classes which the corporation shall be authorized to issue is one hundred one million (101,000,000) consisting of one hundred million (100,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”) and one million (1,000,000) shares of preferred stock, par value $0.10 per share (the “Preferred Stock”).  The Board of Directors of the corporation is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

FIFTH:   The corporation is to have perpetual existence.

SIXTH:  In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the By-Laws of the corporation.

SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the corporation. Elections of directors need not be by written ballot unless the By-Laws of the corporation shall so provide.

EIGHTH:  The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders, directors or any other person herein are granted subject to this reservation.

NINTH:  No director of the corporation shall be personally liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

TENTH: The corporation shall indemnify, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, each person that such section grants the corporation the power to indemnify.

ELEVENTH:  The name and mailing address of the incorporator is:

Medical Billing Assistance, Inc.
709 South Harbor City Boulevard, Suite 250
Melbourne, FL 32901
Attention: Chris Romandetti, Chief Executive Officer

I, THE UNDERSIGNED, being the sole incorporator, hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 14th day of December, 2011.

Medical Billing Assistance, Inc.

/s/ Chris Romandeitti
By: Chris Romandetti, Chief Executive Officer

Annex C

BY-LAWS

OF

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

ARTICLE I. - Stockholders

1.           Place of Meetings.  All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors, the Chairman of the Board or the President or, if not so designated, at the registered office of the corporation.

2.           Annual Meeting.  The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors, the Chairman of the Board or the President (which date shall not be a legal holiday in the place where the meeting is to be held) at the time and place to be fixed by the Board of Directors, the Chairman of the Board or the President and stated in the notice of the meeting.  If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as is convenient.  If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-Laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

3.           Special Meetings.  Special meetings of stockholders may be called at any time only by the Chairman of the Board, the President or the Board of Directors, and shall be called by the President or the Secretary at the request in writing of a majority of the directors or stockholders entitled to vote or as otherwise required by the Delaware General Corporation Law.  Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

4.           Notice of Meetings.  Except as otherwise provided by law, written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.  The notices of all meetings shall state the place, date and hour of the meeting.  The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called.  If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

5.           Voting List.  The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present.

6.           Quorum.  Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the holders of a third of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

7.           Adjournments.  Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these By-Laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as Secretary of such meeting.  It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting.  At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

8.           Voting and Proxies.  Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law, the Certificate of Incorporation or these By-Laws.  Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize another person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent.  No such proxy shall be voted or acted upon after six months from the date of its execution, unless the proxy expressly provides for a longer period, which period in no case shall exceed three (3) years from its execution.  Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

9.           Action at Meeting.  When a quorum is present at any meeting, the holders of a majority of the stock present or represented and voting on a matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on a matter) shall decide any matter to be voted upon by the stockholders at such meeting, except when a different vote is required by express provision of law, the Certificate of Incorporation or these By-Laws.  Any election of directors by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election.

10.           Nomination of Directors.  Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors.  Nomination for election to the Board of Directors of the corporation at a meeting of stockholders may be made by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this Section 10.  Such nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary, and received not less than 60 days nor more than 90 days prior to such meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given to stockholders, such nomination shall have been mailed or delivered to the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first.  Such notice shall set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to be named as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation.

The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

11.           Notice of Business at Annual Meetings.  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before an annual meeting by a stockholder.  For business to be properly brought before an annual meeting by a stockholder, if such business relates to the election of directors of the corporation, the procedures in Section 10 of Article I must be complied with.  If such business relates to any other matter, the stockholder must have given timely notice thereof in writing to the Secretary.  To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.  A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.  Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 11 and except that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the corporation's proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 11.

The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 11, and if he should so determine, the chairman shall so declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

12.           Action without Meeting.  Except as otherwise provided by the Certificate of Incorporation, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the Corporation Law or the Certificate of Incorporation or of these By-Laws, the meeting and vote of shareholders may be dispensed with if the majority of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken.

13.           Organization.  The Chairman of the Board, or in his absence the Vice Chairman of the Board, or the President, in the order named, shall call meetings of the stockholders to order, and shall act as chairman of such meeting, provided, however, that the Board of Directors may appoint any stockholder to act as chairman of any meeting in the absence of the Chairman of the Board.  The Secretary of the corporation shall act as secretary at all meetings of the stockholders; but in the absence of the Secretary at any meeting of the stockholders, the presiding officer may appoint any person to act as secretary of the meeting.

ARTICLE II. - Directors

1.           General Powers.  The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law, the Certificate of Incorporation or these By-Laws.

2.           Number; Election and Qualification.  The number of directors which shall constitute the whole Board of Directors shall be no less than one (1) and no more than five (5) directors and initially consist of two (2) directors.  The number of directors may be increased or decreased from time to time by action of the Board of Directors or of the shareholders. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election.  Directors need not be stockholders of the corporation or residents of the state of Delaware.

3.           Terms of Office.  Each of the directors of the Corporation shall hold office until the annual meeting after his election and until his successor shall be elected and shall qualify or until his earlier death or resignation or removal in the manner hereinafter provided.

4.           Quorum; Action at Meeting.

(a)  At all meetings of the Board of Directors, the presence of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or by these By-Laws.

(b)           A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, until a quorum shall be present.

7.           Removal.  Directors of the corporation may be removed with or without cause by the affirmative vote of the holders of a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

8.           Vacancies.  Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director.  A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

9.           Resignation.  Any director may resign by delivering his written resignation to the corporation at its principal office or to the Chairman of the Board or Secretary.  Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

10.           Regular Meetings.  Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination.  A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

11.           Special Meetings.  Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, President, or two or more directors.

12.           Notice of Special Meetings.  Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting.  Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 24 hours in advance of the meeting, (ii) by sending a telegram, telecopy or telex, or delivering written notice by hand, to his last known business or home address at least 24 hours in advance of the meeting, or (iii) by mailing written notice to his last known business or home address at least 72 hours in advance of the meeting.  A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

13.           Meetings by Telephone Conference Calls.  Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

14.           Action by Consent.  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

15.           Committees.  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it.  Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request.  Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors.

16.           Compensation of Directors.  Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine.  No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

ARTICLE III. - Officers

1.           Enumeration.  The officers of the corporation shall consist of a Chairman of the Board, President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including, but not limited to, a Chief Executive Officer, a Vice Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries.  The Board of Directors may appoint such other officers as it may deem appropriate.

2.           Election.  The President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders.  Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

3.           Qualification.  No officer need be a stockholder.  Any two or more offices may be held by the same person.

4.           Tenure.  Except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote choosing or appointing him, or until his earlier death, resignation or removal.

5.           Resignation and Removal.  Any officer may resign by delivering his or her written resignation to the corporation at its principal office or to the Chairman of the Board, President or Secretary.  Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office.

Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

6.           Vacancies.  The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Secretary.  Each such successor shall hold office for the unexpired term of his predecessor and until his successor is elected and qualified, or until his earlier death, resignation or removal.

7.           Chairman of the Board and Vice Chairman of the Board.  The Board of Directors shall appoint a Chairman of the Board.  If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors.  Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the stockholders, and if he is a director, at all meetings of the Board of Directors.  In addition, the Board of Directors may appoint a Vice Chairman of the Board, who shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties and possess such other powers as may from time to time be vested in him or her by the Board of Directors.

8.           Chief Executive Officer.                                            The Board of Directors may appoint a Chief Executive Officer.  The person designated as the Chief Executive Officer of the Company shall, subject to the direction of the Board of Directors, have general charge and supervision of the business of the corporation.

9.           President.  Unless the Board of Directors has designated the Chairman of the Board or another officer as Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation.  The President shall perform such other duties and shall have such other powers as the Chief Executive Officer or the Board of Directors may from time to time prescribe.

10.           Vice Presidents.  Any Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe.  In the event of the absence, inability or refusal to act of the Chief Executive Officer, then, in the order determined by the Board of Directors,  the President (if he is not the Chief Executive Officer) and the Vice President (or if there shall be more than one, the Vice Presidents) shall perform the duties of the Chief Executive Officer and when so performing shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.  The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

11.           Secretary and Assistant Secretaries.  The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe.  In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe.  In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

12.           Treasurer and Assistant Treasurers.  The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to him or her by the Board of Directors or the Chief Executive Officer.  In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-Laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe.  In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

13.           Salaries.  Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

Article IV. - Capital Stock

1.           Issuance of Stock.  Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

2.           Certificates of Stock.  Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him or her in the corporation.  Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or any Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation.  Any or all of the signatures on the certificate may be a facsimile.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the By-Laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

3.           Transfers.  Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require.  Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-Laws.

4.           Lost, Stolen or Destroyed Certificates.  The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

5.           Record Date.  The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action.  Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held.  The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE V. - General Provisions

1.           Fiscal Year.  Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of January of each year and end on the last day of December in each year.

2.           Corporate Seal.  The corporate seal shall be in such form as shall be approved by the Board of Directors.

3.           Dividends. Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine.

4.           Waiver of Notice.  Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these By-Laws, a waiver of such notice either in writing signed by the person entitled to such notice or such person's duly authorized attorney, or by telecopy or any other available method, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice.

5.           Voting of Securities.  Except as the directors may otherwise designate, the Chairman of the Board or Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

6.           Evidence of Authority.  A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

7.           Certificate of Incorporation.  All references in these By-Laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

8.           Conflicts of Interest; Transactions with Interested Parties.  Any conflicts of interest that may arise between the Corporation and the interests of its officers and directors will be resolved in a fair manner which will protect the interest of the Corporation pursuant to Delaware law.  No contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

a.           The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

b.           The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

c.           The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of Directors, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

9.           Severability.  Any determination that any provision of these By-Laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-Laws.

10.           Pronouns.  All pronouns used in these By-Laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE VI. - Amendments

1.           By the Stockholders.  These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such regular or special meeting.

2.           By the Board of Directors.  These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

ARTICLE VII. – INDEMNITY

The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to an action or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer or employee or agent of the Corporation or any predecessor of the Corporation or serves or served any other enterprise as a director, officer or employee or agent at the request of the Corporation or any predecessor of the Corporation.

Annex D
Part 1 Right of Dissent--

Payment for Shares

7-113-101. Definitions.

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102.  Right to Dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2); and

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-10(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Section 7-113-103. Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

Part 2 Procedure for Exercise of Dissenters’ Rights

7-113-201. Notice of Dissenters’ rights.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. Notice of Intent to demand payment.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters’ notice.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment.

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action.

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

Part 3. Judicial Appraisal of Shares.

7-113-301. Court action.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

Annex E

MEDICAL BILLING ASSISTANCE, INC.

2011 INCENTIVE STOCK PLAN

1.           Purpose of the Plan.

This Medical Billing Assistance, Inc. 2011 Incentive Stock Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Medical Billing Assistance, Inc., a Colorado corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”).  Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended.  In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.           Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board.  The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan.  The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock.  The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose.  Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

3.           Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4.           Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 2,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option or award of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.           Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)           Option Price.  The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant.  The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted.  The exercise price for each Option shall be subject to adjustment as provided in Section 8 below.  “Fair Market Value” means the fair market value of the Company’s issued and outstanding Stock as determined in good faith by the Committee.  Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b)           Option Term.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)           Exercisability.  Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-tenth of the total number of shares subject to the Option on each of the three month anniversary of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment or consulting agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)           the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)           the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)           a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment or consulting agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d)           Method of Exercise.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option.  An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)           Non-transferability of Options.  Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order.  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f)           Termination by Death.  Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g)           Termination by Reason of Disability.  Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one (1) year after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or for the stated term of such Option, whichever period is shorter.  “Disability” shall mean an Optionee’s total and permanent disability within the meaning of Section 22(e)(3) of the Code; provided, that if Disability is defined in an employment agreement or consulting agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment or consulting agreement

(h)           Termination by Reason of Retirement.  Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i)           Other Terminations.  Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or the balance of such Option’s term, whichever period is shorter.  The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i)           In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety.  For purposes hereof, unless otherwise defined in an employment or consulting agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company.  Notwithstanding the foregoing, if Cause is defined in an employment or consulting agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment or consulting agreement.

(ii)           In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee.  Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof), or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control.  For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)	the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)
a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment or consulting agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment or consulting agreement.

(j)           Limit on Value of Incentive Option.  The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.           Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)           Grantee rights.  A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee.  After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b)           Issuance of Certificates.  The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)           Delivery of Certificates.  Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)           Forfeitability, Non-transferability of Restricted Stock.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.  Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed.  Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)           Change of Control.  Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f)           Termination of Employment.  Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power.  The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.           Term of Plan.

No Option or award of Restricted Stock shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.           Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event.  The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code.  Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.           Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.  The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10.           Taxes.

(a)           The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)           If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c)           If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.           Effective Date of Plan.

The Plan shall be effective on January  6, 2012; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than January 6, 2013, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

12.           Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a)           materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b)           materially increase the benefits accruing to the Participants under the Plan;

(c)           materially modify the requirements as to eligibility for participation in the Plan;

(d)           decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e)           extend the term of any Option beyond that provided for in Section 5(b).

(f)           except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly.  The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.           Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.           Indemnification.

In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

15.           General Provisions.

(a)           Certificates.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)           Employment Matters.  Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)           Limitation of Liability.  No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)           Registration of Stock.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

16.           Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

17.           Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Colorado, without giving effect to principles of conflicts of laws, and applicable federal law.